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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, to be filed on or around January 29, 1998, of our report dated February 26, 1997, included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                                             ARTHUR ANDERSEN LLP



Jackson, Mississippi,
January 26, 1998